Subsequent Events	12 Months Ended
Dec. 31, 2023
Subsequent Events [Abstract]
Subsequent Events
24. Subsequent Events

Long-term debt
On January 10, 2024, the Company entered into a Euro denominated loan agreement with UniCredit for $3,835. The loan matures on December 31, 2028, bears interest at the 3-month Euribor rate plus 1.52% and both interest and principle repayments are quarterly, with the first payment due in 2025. There is no security on the loan as it was made as part of the Italian government's guarantee program administered by the Servizi Assicurativi del Commercio Estero ("SACE").

HPDI Joint Venture
On March 11, 2024, the Company entered into agreements to establish a joint venture ("JV") with the Volvo Group. As part of the formation of the JV, the Company will contribute certain HPDI™ assets and liabilities, including related fixed assets, intellectual property, and net working capital. The Volvo Group will acquire a 45% interest in the JV for an initial consideration of $28,350. The JV is to be jointly controlled by both parties, and is intended to enhance the commercialization of Westport’s HPDI™ fuel system technology and to accelerate the decarbonization efforts of global OEM customers. Upon closing of the JV with Volvo Group, the HPDI business will be operated through the joint venture.

The Company's preliminary assessment is the interest in the JV is to be accounted for using the equity method. Under this method, the Company's initial investment in the JV is recognized at cost and subsequently adjusted for the Company's share of the JV's net income or loss and other comprehensive income, as well as for dividends or distributions received from the JV.

The Company's financial statements do not reflect the effects of the JV formation and share sale as of the reporting date. An estimate of the financial impact cannot be made, however these transactions are expected to have a material impact on the Company's financial position, results of operations, and cash flows in future periods.